Exhibit 10.2
ASSIGNMENT OF PERSONAL PROPERTY,
NAME, SERVICE CONTRACTS, WARRANTIES AND LEASES

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
GERA ABRAMS CENTRE LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by TSLF ABRAMS, LLC, a Delaware limited liability company (“Grantee”), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor’s rights, titles, and interests in and to the following described properties located on, affixed to, and/or arising or used in connection with an office building, with parking and other amenities (the “Project”) situated on the land in the County of Dallas, State of Texas, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land,” which together with the Project is sometimes hereinafter called the “Property”):
1. All fixtures, equipment, machinery, building materials, furniture, furnishings, and other personal property owned by Grantor (the “Personal Property”), and located on, attached to, or used in connection with the operation and maintenance of the Property;
2. Any leases for space in the Project (the “Leases”), together with security and other deposits owned or held by Grantor pursuant to the Leases, which Leases and security deposits are described on Exhibit C attached hereto;
3. Any assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the “Service Contracts”) in Grantor’s possession which Service Contracts are described on Exhibit D attached hereto;
4. Any assignable warranties and guaranties relating to the Property or any portion thereof in Grantor’s possession (collectively, the “Warranties”); and
5. The right, title and interest of Grantor, if any, in any name which is used in the operation of the Property, and any assignable variations thereof, and any logos, trade names or trademarks in connection therewith (the “Name”).
This assignment is made and accepted expressly subject to the matters set forth in Exhibit B and made a part hereof for all purposes.
Grantee for itself and its successors hereby covenants and agrees with Grantor as follows:
1. Grantee hereby assumes and agrees to perform all of the lessor’s or landlord’s obligations under the Leases which are set forth in the copies of the Leases or documents relating to the Leases which have been delivered to Grantee on or prior to the date hereof and which are required to be performed from and after the date hereof (subject, in all respects, to the terms of such Leases);

2. Grantee hereby assumes and agrees to perform all of the obligations of the owner of the Property under the Service Contracts required to be performed from and after the date hereof;
3. Grantee hereby indemnifies and agrees to hold Grantor harmless from and against any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and court costs) resulting by virtue of Grantee’s failure to perform or comply with any term, covenant, or condition of the Leases or the Service Contracts required to be performed or complied with from and after the date hereof and for liabilities arising out of the Leases and relating to periods after the date hereof. Notwithstanding the foregoing, Grantee shall neither indemnify nor hold harmless Grantor from any liabilities arising under the Leases and relating to periods prior to the date hereof, or for liabilities arising out of the Leases or documents relating to the Leases unless such Leases or related documents are delivered to Grantee on or prior to the date hereof; and
4. Grantor hereby indemnifies and agrees to hold Grantee harmless from and against any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and court costs) resulting to Grantee by virtue of Grantor’s failure to perform or comply with any term, covenant, or condition of the Leases or documents relating to the Leases which have been entered into by Grantor and are required to be performed prior to the date hereof. Notwithstanding the foregoing, Grantor shall neither indemnify nor hold Grantee harmless from any liabilities arising under the Leases and relating to periods after the date hereof, or for obligations under the Leases arising after the date hereof which are assumed by Grantee.
IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of Personal Property, Service Contracts, Warranties and Leases on December  _____, 2009 to be effective as of the date hereof.

2

GRANTOR:	GERA ABRAMS CENTRE LLC, a Delaware limited liability company

By:

Name:

Title:

3

GRANTEE:	TSLF ABRAMS, LLC a Delaware limited liability company

By:

Name:

Title:

4

STATE OF	§

§
COUNTY OF	§

This instrument was acknowledged before me on                                         , 2009, by                                         ,                                          of                                          , a                                         ,                                         , a                                          , on behalf of said                     .

Notary Public, State of

Printed name of notary

My Commission Expires:

STATE OF	§

§
COUNTY OF	§

This instrument was acknowledged before me on                                         , 2009, by                                         ,                                          of                                          , a                                         ,                                         , a                                          , on behalf of said                     .

Notary Public, State of

Printed name of notary

My Commission Expires:

5

EXHIBIT A
LEGAL DESCRIPTION OF LAND
BEING an 8.2408 acre tract of land situated in the J.D. Hamilton Survey, Abstract No. 647, Dallas County, Texas, further being all of Lot 1, Block 8413, Abrams, Centre Addition, an addition to the City of Dallas according to the plat thereof recorded in Volume 82250, Page 4794, Deed Records, Dallas County, Texas, and part of Lot 2C, Block A/8413, Second Revision of Hyde Addition, an addition to the City of Dallas according to the plat thereof recorded in Volume 80197, Page 2968, Deed Records, Dallas County, Texas, also being all of that certain tract conveyed to AGF Abrams Exchange, Ltd. by Special Warranty Deed recorded in Volume 98009, Page 01951, Deed Records, Dallas County, Texas, said 8.2408 acre tract being more particularly described as follows:
BEGINNING at an axle found for corner in the southwest line of I.H. 635 (LBJ Frwy), at the southeast corner of Lot 2D of said Hyde Addition common with the northeast corner of said Lot 1, Abrams Centre Addition;
THENCE S49°03’44”E along the said southwest line I.H. 635, a distance of 610.41 feet to a 5/8” iron rod found for corner;
THENCE S49°48’46”E continuing along the said southwest line I.H. 635, a distance of 134.84 feet to a 5/8” iron rod found for corner at the northeast corner of Lot 1A, Block 8412, Days Inn of America 2 addition recorded in Volume 95174, Page 4104, Deed of Records, Dallas County, Texas;
THENCE N89°44’51”W departing the said southeast line I.H. 635 and along the north line of said Lot 1A, Days Inn of America 2 addition, at 463.39 feet passing a 1” iron pipe found at the northeast corner of said Lot1A, Days Inn of America 2 addition, also the northeast corner of Lot 2, Block 8412, Forest Lane Apartments Addition recorded in Volume 71008, Page 1443, Deed Records, Dallas County, Texas, and continuing, along the north line of said Forest Lane Apartments Addition in all, a total distance of 1024.22 feet to a 5/8” iron rod set for corner in the north line of a City of Dallas tract in Block 8411, at the southeast corner of a State of Texas tract in Block 1/8414;
THENCE N00°12’08”W along east line of said State of Texas tract, at 366.86 feet passing a capped iron rod found at the north end of the east terminus line of a 15’ Alley, at the southeast corner of Lot 1A, Block 1/8414, Hallmark Industrial Park addition, recorded in Volume 93229, Page 6540, Deed Records, Dallas County, Texas, and continuing, along the east line of said Hallmark Industrial Park addition, in all, a total distance of 482.47 feet to a 5/8” iron rod found for corner in the west line of the aforementioned Lot 2C, Block A/8413;
THENCE EAST departing the east line of said Hallmark Industrial Park addition, crossing said Lot 2C then along the south line of Lot 2D, Block A/8413 of the aforementioned Second Revision of Hyde Addition, a distance of 461.78 feet to the POINT OF BEGINNING and containing 358,969 square feet or 8.2408 acres of land, more or less.

A-1

EXHIBIT B
PERMITTED EXCEPTIONS
1.
Easement executed by Leo Galletta, et al to the City of Dallas, dated 6/1/1967, filed 7/13/1967, recorded in Volume 67136, Page 661 of the Real Property Records, Dallas County, Texas, as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas, County, Texas.

2.
Easement executed by Leo John Galletta, Jr., et al, to Dallas Power & Light Company and Southwestern Bell Telephone Company dated 6/25/1969, filed 7/181969, recorded in Volume 69140, Page 940 of the Real Property Records, Dallas County, Texas, as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas County, Texas.

3.
Easement executed by Leo Galletta, et al to Lone Star Gas Company, dated 7/21/1970, filed 8/17/1970, recorded in Volume 70159, Page 1424 of the Real Property Records, Dallas County, Texas, as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas County, Texas.

4.
Easement executed by The Abrams Joint Venture to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated 3/30/1982, filed 4/28/1982, recorded in Volume 82084, Page 1843 of the Real Property Records, Dallas County, Texas.

5.
Easement executed by The Abrams Joint Venture to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated 2/11/1983, filed 3/16/1983, recorded in Volume 83054, Page 3251 of the Real Property Records, Dallas County, Texas.

6.	Easement executed by Richard S. Scott to Southwestern Bell Telephone Company, dated 3/13/1986, filed 4/10/1986 recorded in Volume 86071, Page 144 of the Real Property Records, Dallas County, Texas.

7.
The following easements as shown on plat recorded in Volume 80197, Page 2968, Map Records, Dallas County, Texas: Existing thirty foot water and sanitary sewer easement along the West property line; Fifteen foot ingress & egress easement over the East property line.

8.
The following easements as shown on plat recorded in Volume 82250, Page 4794, Map Records, Dallas County, Texas: Thirty foot by fifteen foot water main easement along the Northeast property line; Ten foot water line easement along the South property line; Southwestern Bell Telephone underground cable easement along the South property line.

B-1

9.	Rights of tenants, and assigns, as tenants only, under currently effective lease agreements.

10.
Terms, conditions, provisions and stipulations of Lease Agreement, as evidenced by Memorandum of Lease by and between Abrams Office Center, Ltd., a Texas limited partnership as Lessor and Abraham Azoulay as Lessee, dated 9/21/2004, filed 9/24/2004, recorded in Volume 2004185, Page 6730, Real Property Records, Dallas County, Texas.

11.
Deed of Trust dated 6/15/2007, filed 6/19/2007, recorded in Clerk’s File No. 20070219141, Real Property Records, Dallas County, Texas, executed by Gera Abrams Centre LLC, a Delaware limited liability company, securing the payment of one note in the maximum principal amount of $42,500,000.00, bearing interest and payable as therein provided to the order of Wachovia Bank, National Association. Said lien being additionally secured by Assignment of Leases and/or Rents recorded in Clerk’s File No. 20070219142, Real Property Records, Dallas County, Texas. Said Note and Deed of Trust being modified and/or extended by instrument recorded in Clerk’s File No. 20070286321, Real Property Records, Dallas County, Texas. Said lien having been assigned to Tremont Net Funding II, LLC, by instruments filed 1/7/2008, recorded in Clerk’s File No. 20080005729 and in Clerk’s File No. 20080005730, Real Property Records, Dallas County, Texas.

B-2

EXHIBIT C
LEASES
See Attached

C-1

EXHIBIT D
SERVICE CONTRACTS
None.

D-1